Zovegalisib Triplet Disclosure April 2026 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected timing of data readout and other clinical and developmental milestones; the expected therapeutic benefits of our programs, and potential efficacy and tolerability; the timing of clinical data updates across our pipeline, including the progress of doublet and triplet combinations for zovegalisib (RLY-2608) and the timing of clinical updates for zovegalisib, including with respect to the ReDiscover, ReDiscover-2 and ReInspire clinical trials; the timing of clinical initiation of our various programs, including clinical development of our non-inhibitory chaperone for Fabry disease, and clinical development of our NRAS-selective inhibitor; the potential of our product candidates to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential commercialization and market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA) or other regulatory authorities and any related approvals; our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our Dynamo®️ platform, including its role in identifying product candidates; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business; significant political, trade, or regulatory developments, such as tariffs, beyond our control; the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Zovegalisib – Potential To Address 3 Large Commercial Opportunities $2-3B $7-8B $6-8B 2L Breast Cancer 1L Breast Cancer Vascular Anomalies Note: TAM calculated based on market benchmarks and internal analysis Estimated US TAM

2L Breast Cancer – Ph1/2 Data at Ph3 Dose Showed Clinically Meaningful PFS

RELAY THERAPEUTICS

ReDiscover-2 STUDY

2L Breast Cancer

$2-3B

Ph3 regimens		Zovegalisib shows favorable efficacy in 2L+ patients	
Zovegalisib + Fulv 400mg BID (Phase 3 Dose)	2L & 3L+	11.1mo mPFS 11.2mo in Kinase | 11.0mo in Non-Kinase	ORR: 43%
Capivasertib + Fulv (4 days on, 3 off)	Post-CDK4/6	5.5mo mPFS	ORR: 26%

Interim zovegalisib data support ongoing Phase 3 trial against capivasertib

Sources: ReDiscover Ph1/2 preliminary data as of 1/13/2026; Capi + fulv Ph3 data from CAPItello-291, Turner N Engl J Med 2023; 388:2058-2070. Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

4

1L Breast Cancer – Establishing Zovega + Atirmo + AI Combinability for 1L Use 44% ORR Standard of Care CDK4/6 + ET vs. 40% Gr3+ AE 50-90% Gr3+ AE vs. Zovega + Atirmo + ET selected as go-forward 1L regimen; Supply agreement signed with Pfizer for atirmo Trial intended to initiate in early 2027 Efficacy Tolerability Zovega + Atirmo + ET Triplet Doublet ReDiscover preliminary data as of 04/13/2026 53-55% ORR Study Population 1L Patients Median 3L Patients vs. 1L Breast Cancer $7-8B

Vascular Anomalies – First Clinical Data to be Presented in May at ISSVA Vascular Anomalies $6-8B International Society for the Study of Vascular Anomalies ISSVA World Congress 2026 May 19-22 Philadelphia, PA Abstract Accepted Presentation on Wednesday May 20, 2026, at 4pm ET

Zovegalisib – Potential To Address 3 Large Commercial Opportunities Note: TAM calculated based on market benchmarks and internal analysis $2-3B $7-8B $6-8B 2L Breast Cancer 1L Breast Cancer Vascular Anomalies Estimated US TAM

1L Breast Cancer

1L Breast Cancer – Large Commercial Market

~35,000 Patients
1L Breast Cancer
(PIK3CA mutated)

Patients in G7 markets[1]

Large Existing CDK4/6 Market in 1L+

IBRANCE® palbociclib 125 mg capsules	Verzenio® abemaciclib	KISQALI® ribociclib 200 mg tablets
~$3B	~$3B	~$4B

Estimated global sales in metastatic setting[2]

1. Decision Resources Group market forecast G7 drug treated HR+/HER2- patients totals ~84,000 in 2026, assume 40% PIK3CA-mut (March 2026) ; 2. Global sales estimations for 2026 Evaluate Pharma, March 2026.

© 2026 Relay Therapeutics
8

1L Breast Cancer

PIK3CA Mutant Inhibition Provides Clear Benefit in 1L Breast Cancer

RELAY THERAPEUTICS

Non-selective PI3Kα inhibitor has shown PFS & OS benefit in 1L

INAVO120[1]: 1L Endocrine Resistant

Inavolisib + palbo + fulv

vs.

placebo + palbo + fulv



100
75
50
25
0
Progression-free Survival (%)
83.4
58.0
49.7
41.8
57.9
31.3
20.5
16.7
Inavolisib
Placebo
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51
Months

PFS HR: 0.42
(17.2mo vs. 7.3mo)

OS HR: 0.67
(34.0mo vs. 27.0mo)

However, toxicity is limiting; inavolisib not broadly used in 1L

91% Gr3+ AE rate[1]

"Dear Dr." letter for ketoacidosis[2]

<$150M annual sales in 2025[3]
despite proven OS benefit

Opportunity to improve outcomes for PIK3CAmut patients in 1L

Sources: 1. INAVO120: Jhaveri 2025, N Engl J Med 2025;393:151-161; 2. Genentech Important Drug Warning, March 2025; 3. Company financial results

© 2026 Relay Therapeutics

9

Zovegalisib – Establishing 1L Triplet Combinability in Median 3L Patients Ideal 1L Profile of Zovegalisib Triplet Superior efficacy Comparable tolerability Supportive data from median 3L patients: Triplet similar ORR in median 3L vs. CDK4/6 + ET doublet ORR in 1L Triplet toxicity profile appropriate for long-term 1L use 1L Breast Cancer Current ongoing zovegalisib triplet dose finding in 2L+ patients CDKi + Zovega + ET

50-90% Gr3+ AE 53-55% ORR 1L Breast Cancer – Demonstrating Zovega + Atirmo + AI Combinability Standard of Care CDK4/6 + ET Zovega + Atirmo + ET Zovega + Atirmo + ET selected as go-forward 1L regimen; Trial intended to initiate in early 2027 Triplet Doublet ReDiscover preliminary data as of 04/13/2026 44% ORR vs. 40% Gr3+ AE vs. Efficacy Tolerability Study Population vs. 1L Patients Median 3L Patients 1L Breast Cancer

Zovegalisib – Laying the Foundation for Potential Next-Gen 1L Combos 1L Breast Cancer Zovegalisib Zovegalisib Zovegalisib + + + Atirmociclib (CDK4-selective) Ribociclib (CDK4/6i) Palbociclib (CDK4/6i) + + + fulvestrant fulvestrant fulvestrant Zovega + Atirmo + ET Selected as preferred go-forward regimen for 1L Phase 3 trial Ph1 arms for triplet combinations (in 2L+ patients) 1. FourLight-1 evaluates atirmociclib + fulvestrant vs. fulvestrant or everolimus + exemestane Recent topline readout for FourLight-1 trial1: Atirmo + fulv in 2L patients 0.6 Hazard Ratio Only 6% discontinued due TEAE

1L Breast Cancer

Zovegalisib Triplet – Dose Escalation

Positive Drug Interaction Observed

Zovega exposures ~2.5x higher in atirmo triplet combo than in fulvestrant doublet at same dose


Zovega Exposure
~2.5x higher exposures of zovega with atirmo
Zovega + atirmo + fulv
Zovega + fulv
Dosing Interval

Atirmociclib exposures are not impacted by zovega

Dose Escalation


Phase 3 dose, pending regulatory feedback
200mg BID Zovega
150mg BID Zovega
100mg BID Zovega
+ atirmo (100-300mg) + fulvestrant

The following data is for 62 patients dosed with zovega + atirmo triplet (median follow-up 7.4mo)

excludes 200mg BID zovega + 300mg BID atirmo dose which is deprioritized for further development (N=7)

© 2026 Relay Therapeutics

ReDiscover preliminary data as of 04/13/2026 13

Zovegalisib + Atirmociclib Triplet – Demographics 1. Baseline HbA1c ≥5.7, glucose ≥100, or medical history of pre-diabetes mellitus; 2. Visceral metastatic sites include brain, lung, liver, pleural, peritoneal involvement; 3. 3 patients received prior CDK4/6 in the adjuvant setting which is allowed per protocol; 4. Percentage was based on pts with evaluable ctDNA data at baseline. ECOG = Eastern Cooperative Oncology Group performance status Median 3L with 21% of patients 4L+ (zovega doublet data is median 2L) 1L Breast Cancer Nearly half of patients are pre-diabetic ReDiscover preliminary data as of 04/13/2026 Zovegalisib + Atirmociclib + Fulvestrant (n=62) Age, Median (Range), Years 61.5 (33, 79) ECOG, 0 / 1, n (%) 45 (72.6) / 17 (27.4) Local PIK3CA Baseline Results Kinase Mutation, n (%) 33 (53.2) Non-Kinase Mutations, n (%) 29 (46.8) Pre-diabetic1 n (%) 29 (46.8) Measurable Disease, n (%) 38 (61.3) Patients with Visceral Metastases, n (%)2 39 (62.9) Prior Lines of Therapy in Advanced Setting, n (%) 2 0 2 (3.2) 1 28 (45.2) 2 19 (30.6) 3+ 13 (21.0) Prior Therapies in Advanced Setting CDK4/6, n (%)3 59 (95.2) Fulvestrant or Novel SERD, n (%) 36 (58.1) Chemo / ADC, n (%) 18 (29.0) PI3Ki / AKTi, n (%) 10 (16.1) ESR1 Mutation4, n (%) 22/53 (41.5)

Dose proportional exposures of zovegalisib above IC80 Drug interaction observed Zovegalisib PK Profiles with Atirmociclib + Fulvestrant 1L Breast Cancer Zovega Exposure Dosing Interval Zovega + fulv Zovega + atirmo + fulv ~2.5x higher exposures of zovega with atirmo 200mg zovega (atirmo triplet) 150mg zovega (atirmo triplet) 100mg zovega (atirmo triplet) ReDiscover preliminary data as of 04/13/2026 All triplet doses shown are with 300mg BID atirmo Atirmociclib exposures are not impacted by zovega All zovega doses above IC80

Zovegalisib + Atirmociclib Triplet – Efficacy in Median 3L Patients ReDiscover preliminary data as of 04/13/2026 2 patients (1 was pre-treated with PI3K pathway inhibitors) who discontinued prior to first post-baseline scan were included in the denominator, which are not shown; ORR includes 2 unconfirmed PR 1L Breast Cancer uCR was a confirmed PR * Responses across mutation types: Kinase: 44% (8/18) Non-Kinase: 44% (7/16) at or below possible Ph3 doses SoC doublet: 53-55% ORR in 1L vs. 44% ORR in median 3L (15/34) Median 3L patients 21% of patients saw prior PI3K pathway inhibitors

1L Breast Cancer

Zovega Triplet Efficacy Compared Favorably to CDK Regimens in 1L and 2L+

Triplet in 2L+


Median 3L:
Zovega + Atirmo + Fulv
2L+:
Inavo + CDK4/6 + Fulv
ORR
(%)
44% ORR
in median 3L
33%
28%
Zovega + Atirmo + Fulv1
Inavo +
600mg ribo
+ fulv2
Inavo +
abema
+ fulv2

Approved Regimens in 1L


1L Endocrine Sensitive:
CDK4/6 + AI Doublet
1L Endocrine Resistant:
Inavo + Palbo + Fulv
53%
55%
58%
Ribo + AI3
Abema + AI4
Inavo +
Palbo + Fulv5
mPFS
25mo
28mo
17mo

Zovega + atirmo triplet ORR in median 3L was similar to rates of 1L SoC

1. ReDiscover preliminary data as of 04/06/2026; 2. MORPHEUS trial SABCS 2025, PD10-08; 3. KISQALI package insert, Novartis Pharmaceuticals; 2017, and Annals of Oncology 29: 1541–1547 (2018); 4. VERZENIO package insert, Eli Lilly and Company (2017); 5. ITOVEBI package insert, Genentech USA, Inc., A Member of the Roche Group (2024). Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

ReDiscover preliminary data as of 04/13/2026 17

Zovegalisib – TRAEs ≥15% 1L Breast Cancer TRAE ≥15% 40% Gr3+ TRAEs Low rates of dose reduction and discontinuation Dose reduction of zovega due to TRAE: 6 patients (9.7%) Dose discontinuation of zovega due to TRAE: 2 patients (3.2%) Diarrhea occurred intermittently & was readily managed with oral antidiarrheal ReDiscover preliminary data as of 04/13/2026 Zovegalisib + Atirmociclib + fulvestrant (N=62) All Gr Gr1 Gr2 Gr3+ Diarrhea 58% 34% 18% 7% Neutropenia1,2 48% 5% 18% 26% Fatigue2 42% 26% 13% 3% Rash2 34% 19% 8% 7% Nausea 26% 23% 2% 2% Alopecia 24% 21% 3% - Hyperglycemia2 23% 18% 5%  - White Blood Cell Count Decrease 18% 5% 7% 7% Dry Skin 16% 15% 2% - Hypokalemia1,2 15% 8% 5% 2% Median 3L Note: 1: 1 patient with Gr4 neutropenia; 1 pt with G4 hypokalemia 2: Hyperglycemia includes Preferred Terms (PT): Hyperglycemia and Blood Glucose Increased; Neutropenia includes Neutropenia and Neutrophil Count Decreased; Fatigue includes the PTs: Fatigue, and Asthenia; Hypokalemia includes the PTs: Hypokalemia and Blood Potassium Decreased; Rash includes the PTs: Rash, Rash Macular, Rash Maculo-Papular.

1L Breast Cancer

Zovega Triplet Safety Compared Favorably to CDK Regimens in 1L and 2L+


Triplet in 2L+
Approved Regimens in 1L
Median 3L:
Zovega + Atirmo + Fulv
2L+:
Inavo + CDK4/6 + Fulv
1L Endocrine Sensitive:
CDK4/6 + AI Doublet
1L Endocrine Resistant:
Inavo + Palbo + Fulv
Gr3+ AE (%)
40% Gr3+ AE in median 3L
68%
92%
81%
55%
88%
Zovega + Atirmo + Fulv[1]
Inavo + 600mg ribo + fulv[2]
Inavo + abema + fulv[2]
Ribo + AI[3]
Abema + AI[4]
Inavo + Palbo + Fulv[5]
PI3Ki Dose Reductions
9.7%
47%
33%

Zovega + atirmo triplet AE rate is lower than that of 1L SoC

1. ReDiscover preliminary data as of 04/13/2026; 2. MORPHEUS trial SABCS 2025, PD10-08; 3. MONALEESA-2, Hortobagyi, GN et al, N Engl J Med 2016;375:1738-48; 4. MONARCH-3, Goetz MP et al, J Clin Oncol 35, 3638-3646(2017); 5. INAVO120, Turner et al, N Engl J Med 2024;391:1584-1596. . Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

ReDiscover preliminary data as of 04/13/2026 19

Zovegalisib + Atirmociclib Triplet – Swimlane ReDiscover preliminary data as of 04/13/2026 1L Breast Cancer Cycle Median follow-up: 7.4mo 48/62 (77%) patients ongoing Median PFS not reached

Key endpoints: Preliminary 1L Metastatic HR+/HER2- Breast Cancer Trial Schema Zovegalisib + Atirmociclib + AI CDK4/6 (investigator’s choice) + AI HR+, HER2- advanced / met BC PIK3CA mutation No prior line of tx in adv/met setting Endocrine sensitive Key eligibility criteria: mPFS (primary) OS (key secondary) Preliminary Trial Design (subject to regulatory feedback) R 1:1 1L Breast Cancer

1L Breast Cancer

Zovegalisib (RLY-2608) – Multiple Future Potential Development Options

PIK3CA-mutated Breast Cancer

	Opportunity Size: 1L PIK3CAm	Adjuvant	1L	2L+
HR+/HER2-	~35k patients	Zovega + ET (+/- CDK)	Zovega + CDK + ET	ReDiscover-2 STUDY Zovega + fulv
			Zovega + ET[1] (select populations)	Zovega + Oral SERD
HER2+	~10k patients	Zovega + HER2-targeted +/- ET		
TNBC	~5k patients	Zovega + chemo/IO		

Patients in G7 markets[2]

1. Patients who had early disease relapse on adjuvant CDK4/6 are eligible for ongoing ReDiscover-2 trial; 2. Decision Resources Group market forecast G7 drug treated HR+/HER2- patients totals ~84,000 in 2026, assume 40% PIK3CA-mut (March 2026)

© 2026 Relay Therapeutics

22

Clinical Trial Supply Agreement with Pfizer and Next Steps Plan for regulatory interaction in 2026 Aim to initiate Phase 3 trial in 1L Breast Cancer in early 2027 Relay to sponsor, fully operationalize, and fund 1L Phase 3 trial Relay retains full global rights for zovegalisib Pfizer supplies atirmociclib for experimental arm & palbociclib for control arm 1L Breast Cancer

Relay Tx – Clear Path to Addressing Large Commercial Opportunities

Zovegalisib granted BTD

	Zovegalisib Program Anticipated 2026 disclosures → key value drivers	Clinical Benchmark Hurdle[1]	Opportunity US TAM[2]
2L Breast Cancer	✓ **11.1mo mPFS at pivotal dose** → Rapid execution of ongoing 2L pivotal trial	Capi + fulv in 2L: **5.5mo mPFS**	**~$2-3B**
1L Breast Cancer	✓ **44% ORR in median 3L patients** **for Zovega + Atirmo + fulv triplet** → Aim to initiate 1L pivotal trial in early 2027	CDK + ET in 2L+ **14-32% ORR**	**~$7-8B**
Vascular Anomalies	**1H 2026** 12-wk clinical data to support proof of concept → Registrational trial strategy	Alpelisib & KP-001 **11-16% VRR** *at week 12 & 16*	**~$6-8B**

~$555M Cash as of end 4Q 2025

1. Clinical benchmark references: 2L breast cancer: capivasertib + fulvestrant (CDK4/6-experienced patient sub-population of CAPItello-291, Turner N Engl J Med 2023; 388:2058-2070) ; 1L breast cancer: CDK+ET in 2L+ (PACE Ph2: SABCS 2022 #GS3-06; postMONARCH Ph3: ASCO 2024 #1001; MAINTAIN Ph2: ASCO 2022 #LBA1004); atirmociclib Ph1: Pfizer R&D Oncology Day Feb 2024; vascular anomalies: alpelisib (EPIK-P2, Canaud 2024 Blood 144:5512) and KP-001 (Ozeki 2025, Orphanet Journal of Rare Diseases 20:64); 2. TAM calculated based on market benchmarks and internal analysis; 3. ReDiscover preliminary data as of 01/13/2026
Note: These data are derived from different clinical trials at different points in time, with differences in molecule composition, trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2026 Relay Therapeutics

VRR = Volumetric Response Rate

ReDiscover preliminary data: doublet at of 01/13/2026, triplet as of 04/13/2026

24